Exhibit 99.2

INVESTOR PRESENTATION Third Quarter 2026

2 This presentation contains “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, certain statements may be contained in Colony Bankcorp, Inc.’s (the “Company” or “Colony”) future filings with the Securities and Exchange Commission (the “SEC”), in press releases, and in oral and written statements made by or with the approval of the Company that are not statements of historical fact and constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Examples of forward-looking statements include, but are not limited to: (i) projections and/or expectations of revenues, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statement of plans and objectives of Colony Bankcorp, Inc. or its management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; (iv) statements regarding growth strategy, capital management, liquidity and funding, and future profitability; (v) statements relating to the timing, benefits, costs, and synergies of the recently announced acquisition of First Reliance Bancshares, Inc. (“First Reliance”) (the “Merger”); (vi) statements concerning the sale-leaseback transactions and investment securities portfolio repositioning, including their timing, expected proceeds, estimated gains and losses, accounting and tax treatment, intended use of proceeds, continued branch operations, and anticipated effects on earnings, liquidity, capital and tangible book value, and (vii) statements of assumptions underlying such statements. Words such as “may”, “will”, “anticipate”, “assume”, “should”, “support”, “indicate”, “would”, “believe”, “contemplate”, “expect”, “estimate”, “continue”, “further”, “plan”, “point to”, “project”, “could”, “intend”, “target” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: the impact of current and future economic conditions, particularly those affecting the financial services industry, including the effects of declines in the real estate market, tariffs or trade wars (including the resulting reduced consumer spending, lower economic growth or recession, reduced demand for U.S. exports, disruptions to supply chains, and decreased demand for other banking products and services), high unemployment rates, inflationary pressures, changes in interest rates (including the impact of volatile interest rates on our financial projections and models) and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing; the risk of reductions in benchmark interest rates and the resulting impacts on net interest income; potential impacts of adverse developments in the banking industry highlighted by high-profile bank failures, including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto; risks arising from negative media coverage and perceived instability in the banking industry and the banking sector; the risks of changes in interest rates and their effects on the level, cost, and composition of, and competition for, deposits, loan demand and timing of payments, the values of loan collateral, securities, and interest sensitive assets and liabilities; the ability to attract new or retain existing deposits, to retain or grow loans or additional interest and fee income, or to control noninterest expense; the effect of pricing pressures on the Company’s net interest margin; the failure of assumptions underlying the establishment of reserves for possible credit losses, fair value for loans and other real estate owned; changes in real estate values; the Company’s ability to implement its various strategic and growth initiatives; increased competition in the financial services industry, particularly from regional and national institutions, as well as fintech companies and other non-bank financial service providers offering digital, automated or alternative financial products and services; economic conditions, either nationally or locally, in areas in which the Company conducts operations being less favorable than expected; changes in the prices, values and sales volumes of residential and commercial real estate; developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; legislation or regulatory changes which adversely affect the ability of the consolidated Company to conduct business combinations or new operations; adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs, those related to credit card interest rates, and legislative, regulatory or supervisory actions related to so-called "de-banking," including any new prohibitions, requirements or enforcement priorities that could affect customer relationships, compliance obligations, or operational practices; significant turbulence or a disruption in the capital or financial markets and the effect of a fall in the stock market prices on our investment securities; significant volatility in the markets for equity, fixed income and other asset classes globally or within specific markets; the effects of CAUTIONARY STATEMENTS

3 CAUTIONARY STATEMENTS war or other conflicts, including the ongoing conflicts in the Middle East; major political shifts domestically or internationally (including the potential for retaliatory actions by governments, market participants or clients based on diverging perspectives or otherwise); general risks related to the Company's merger and acquisition activity, Including risks associated with integrating and realizing the expected financial benefits of previous or pending acquisitions, and the Company’s pursuit of future acquisitions; risks associated with the pending Merger, including (a) the risk that the cost savings and any revenue synergies may not be realized or take longer than anticipated to be realized, (b) disruption to relationships with customers, suppliers, employees or other business partners relationships, (c) the risk that First Reliance’s business may not be successfully integrated into the Company, (d) the reaction of each of the Company's and First Reliance’s customers, suppliers, employees or other business partners to the Merger, (e) the risk that the integration of First Reliance’s operations into the operations of the Company will be materially delayed or will be more costly or difficult than expected, (f) the timing and achievement of expected cost reductions following the Merger, and (g) the timing and achievement of the recovery of the reduction of tangible book value resulting from the Merger; general competitive, economic, political, and market conditions; the impact of emerging technologies, such as generative artificial intelligence; fraud or misconduct by internal or external actors, and system failures, cybersecurity threats or security breaches and the cost of defending against them; a deterioration of the credit rating for U.S. long-term sovereign debt, actions that the U.S. government may take to avoid exceeding the debt ceiling, and uncertainties surrounding debt ceiling and the federal budget; and general competitive, economic, political and market conditions or other unexpected factors or events. These and other factors, risks and uncertainties could cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements speak only as of the date on which such statements are made. These forward-looking statements are based upon information presently known to the Company’s management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in the Company’s filings with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors,” and in the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements.

4 NON-GAAP FINANCIAL MEASURES The measures entitled operating noninterest income, operating noninterest expense, operating net income, operating earnings per diluted share, operating return on average assets, operating return on average equity, return on average tangible equity, operating return on average tangible equity, tangible book value per common share, tangible equity to tangible assets, operating efficiency ratio, operating net noninterest expense to average assets, pre-provision net revenue, operating pre-provision net revenue, fully tax-equivalent interest income and net interest income, and the related fully tax-equivalent yields, interest rate spread and net interest margin are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. Operating noninterest income and operating noninterest expense are compared with GAAP noninterest income and noninterest expense, respectively. Operating net income and operating earnings per diluted share are compared with GAAP net income and diluted earnings per share, respectively. Operating return on average assets and operating return on average equity are compared with the corresponding returns calculated using GAAP amounts. Return on average tangible equity and operating return on average tangible equity are compared with return on average equity calculated using GAAP amounts. Tangible book value per common share and tangible equity to tangible assets are compared with book value per common share and total equity to total assets, respectively. Operating efficiency ratio and operating net noninterest expense to average assets are compared with the corresponding unadjusted ratios calculated using GAAP amounts. Pre-provision net revenue and operating pre-provision net revenue are compared with GAAP net income, with income taxes and the provision for credit losses separately added back. Fully tax-equivalent measures are compared with the corresponding income measures or ratios calculated without the tax-equivalent adjustment. Operating noninterest income excludes loss on sales of securities, the tax-free gain related to the BOLI claim, and the insurance gain related to the branch building fire. Operating noninterest expense excludes acquisition-related expenses and loss related to wire fraud incident. Operating net income reflects the exclusion of acquisition-related expenses, loss on sales of securities, the tax-free gain related to the BOLI claim, the insurance gain related to the branch building fire and loss related to the wire fraud incident, together with the related tax effects. Operating returns use operating net income and the applicable average asset or equity denominator. Operating efficiency ratio is operating noninterest expense divided by the sum of net interest income and operating noninterest income. Operating net noninterest expense to average assets is calculated using operating noninterest expense less operating noninterest income, divided by average assets and annualized. Acquisition-related expenses include fees associated with acquisitions and vendor contract buyouts. Acquisition-related expenses were incurred in each period presented; their exclusion does not mean that such expenses are nonrecurring. Operating earnings per diluted share includes the adjustments to operating net income. Tangible book value per common share deducts goodwill and other intangible assets from common equity before dividing by period-end common shares. Tangible equity to tangible assets deducts goodwill and other intangible assets from both total equity and total assets. Return on average tangible equity and operating return on average tangible equity deduct average goodwill and other intangible assets from average equity. Pre-provision net revenue is calculated by adding noninterest income to net interest income before provision for credit losses, and subtracting noninterest expense. Operating pre-provision net revenue is calculated by adding operating noninterest income to net interest income before provision for credit losses, and subtracting operating noninterest expense. Management uses these non-GAAP financial measures in its analysis of the Company’s performance and believes these presentations provide useful supplemental information. Operating income, expense, earnings and return measures help management and investors assess period-to-period results separately from the specifically identified adjustments. Tangible book value and tangible equity measures show equity after deducting goodwill and other intangible assets. Tangible return measures assess returns relative to the resulting tangible equity base. Pre-provision net revenue shows earnings before income taxes and the provision for credit losses; operating pre-provision net revenue also reflects the specified operating adjustments. Operating efficiency and net noninterest expense ratios show the relationship of adjusted expenses to adjusted revenues or average assets. Fully tax-equivalent measures facilitate comparison of taxable and tax-exempt earning assets. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. Excluded expenses may recur, and pre-provision net revenue and operating pre-provision net revenue do not reflect credit costs or income taxes. These disclosures should not be considered an alternative to GAAP. The computations of operating noninterest income, operating noninterest expense, operating net income, operating earnings per diluted share, operating return on average assets, operating return on average equity, return on average tangible equity, operating return on average tangible equity, tangible book value per common share, tangible equity to tangible assets, operating efficiency ratio, operating net noninterest expense to average assets, pre-provision net revenue, operating pre-provision net revenue, fully tax-equivalent interest income and net interest income, and the related fully tax-equivalent yields, interest rate spread and net interest margin, and the reconciliation of these measures to their respective comparable GAAP measures or ratios calculated using GAAP amounts, as described above, are set forth in the tables below.

5 • $3.6 billion in assets as of September 30, 2026 • More than 40 locations throughout Georgia and northern Florida • Diversified and scalable revenue streams • Proven history of consistent organic growth • Strong core deposit funding COMPANY PROFILE

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8 Name Position Years In Banking Years With Colony T. Heath Fountain Chief Executive Officer 26 8 R. Dallis "D" Copeland, Jr. President 34 5 Derek Shelnutt EVP, Chief Financial Officer 12 6 Edward "Lee" Bagwell EVP, Chief Risk Officer and General Counsel 23 23 Leonard H. "Lenny" Bateman EVP, Chief Credit Officer 30 19* Ed Canup EVP, Chief Banking Officer 43 3 Kimberly Dockery EVP, Chief of Staff 20 8 Daniel Rentz EVP, Chief Information Officer 19 19 Laurie Senn EVP, Chief Administrative Officer 24 6 Greg Eiford EVP, Chief Community Banking Officer 18 18* *Executives joining Colony through mergers include prior organization service EXECUTIVE LEADERSHIP TEAM

9 THIRD QUARTER FINANCIAL HIGHLIGHTS • Operating net income(1) of $11.6 million • Eighth consecutive quarter of net interest margin expansion to 3.59% • Operating return on average assets(1) of 1.26% • Operating earnings per share(1) of $0.54 • Operating return on average equity(1) of 11.71% and operating return on average tangible equity(1) of 14.25% • Loans increased $12.3 million • 1.78% cost of deposits • Operating net noninterest expenses to average assets(1) of 1.53% • Tangible book value per common share(1) of $15.16 Reported Operating(1) Net Income ($mm) $10.52 $11.56 Earnings Per Share $0.50 $0.54 Return on Average Assets 1.14% 1.26% Return on Average Total Equity 10.66% 11.71% Return on Average Tangible Equity 12.97% 14.25% Net Interest Margin 3.59% 3.59% (1) Non-GAAP financial measure. See non-GAAP reconciliations within this presentation.

10 QUARTERLY FINANCIAL HIGHLIGHTS (1) Non-GAAP financial measure. See non-GAAP reconciliations within this presentation. $ in thousands, except per share data 3Q26 2Q26 3Q25 GAAP Highlights Net Income $10,521 $10,857 $5,819 Earnings per share $0.50 $0.51 $0.33 Return on average assets 1.14% 1.18% 0.75% Net interest margin 3.59% 3.52% 3.17% Book value per common share $18.46 $18.43 $17.31 Operating Highlights(1) Operating net income $11,559 $11,036 $8,230 Operating earnings per share $0.54 $0.52 $0.47 Pre-Provision Net Revenue $14,993 $15,596 $8,178 Operating Pre-Provision Net Revenue $16,277 $16,019 $11,201 Operating return on average assets 1.26% 1.20% 1.06% Operating net noninterest expense to average assets 1.53% 1.51% 1.48% Tangible book value per common share $15.16 $15.12 $14.20 • Increase in earnings led by another consecutive quarter of net interest margin expansion • Consistent increase in Operating Pre-Provision Net Revenue(1) • Continued growth in tangible book value per common share(1) • Creating operating efficiency by improving net noninterest expense to average assets

11 DELIVERING SHAREHOLDER VALUE (1) Non-GAAP financial measure. See non-GAAP reconciliations within this presentation. $0.47 $0.48 $0.45 $0.52 $0.54 3Q25 4Q25 1Q26 2Q26 3Q26 Operating Earnings Per Share(1) $8.2 $8.9 $9.5 $11.0 $11.6 3Q25 4Q25 1Q26 2Q26 3Q26 Operating Net Income in millions(1) 1.06% 1.05% 1.04% 1.20% 1.26% 3Q25 4Q25 1Q26 2Q26 3Q26 Operating Return on Average Assets(1) 3.17% 3.32% 3.48% 3.52% 3.59% 3Q25 4Q25 1Q26 2Q26 3Q26 Net Interest Margin 8.00% 8.30% 8.49% 8.99% 8.99% 3Q25 4Q25 1Q26 2Q26 3Q26 Tangible Equity to Tangible Assets(1)

12 OBJECTIVES AND FOCUS • Achieve performance objectives in complementary lines of business • Maintain noninterest expense discipline to align with growth expectations • Achieve return on assets target of >1.35% • Successfully complete the First Reliance merger • Focus on growing core deposits and customer relationships • Growing wallet share and revenue per customer using data advancements Short-Term Objectives Long-Term Objectives • 5 complementary lines of business > $1 million in net income • Improve efficiency through economies of scale • Return on assets in top quartile of peers • Continue to benefit from industry consolidation • Grow our customer base by 8 - 12% per year

13 ORGANIC GROWTH • Presence in dynamic growth markets of Atlanta, Augusta, Jacksonville, Tallahassee, the Florida Panhandle, and Savannah provides opportunity for above average growth • Second-tier MSA markets of Albany, Columbus, Macon, Valdosta, and Tifton have significant market share held by large regional and national banks, creating the opportunity for growth in market share • First Reliance merger will add highly attractive markets for organic growth in South Carolina • Smaller markets where Colony has stable deposits and significant market shares creates the opportunity to grow insurance, wealth management and other complementary lines of business • Industry consolidation is creating favorable opportunities for us to leverage our scale, strengthen market position, and drive disciplined growth • Proactive calling effort by bankers, including executive and senior management, to develop new business and deepen relationships • Long term organic growth target of 8 - 12%

14 M&A STRATEGY • Colony seeks to benefit from industry consolidation and become the acquirer of choice in Georgia and contiguous states • 350 banks under $1 billion • 79 banks between $1 billion and $3 billion • Proactive outreach effort to generate opportunities • Management team with deep M&A experience

15 FIRST RELIANCE MERGER • Entry into bordering state of South Carolina with significant presence in the major cities of Greenville, Charleston, Columbia, Myrtle Beach and Florence • Enables cross-sell of noninterest income products, such as insurance, wealth, merchant services and credit cards, into First Reliance’s existing customer base and across new markets • S-4 filed and declared effective on August 27th • Regulatory approvals received on September 17th • Shareholder approvals received on October 14th • Anticipated legal closing on November 1st

16 FIRST RELIANCE MERGER - FINANCIAL HIGHLIGHTS • First Reliance Bancshares, Inc. to merge with and into Colony Bankcorp, Inc. • Pro Forma Assets of approximately $5 billion • Implied Aggregate Transaction Value at Announcement: $163 million • Price/Tangible Book Value per Share: 162% • Estimated tangible book value dilution of approximately 12% and a manageable earnback of less than 3.5 years • ~20% earnings accretion with fully realized cost savings (1) • Consideration Mix: 80% stock l 20% cash • Cost savings of approximately 35% of First Reliance Bancshares’ projected 2028 noninterest expense of $37.6 million, phased in 60% in 2027 and 100% thereafter (1) Pro forma impact is presented for illustrative purposes only and is subject to change based on final purchase accounting entries

17 SALE-LEASEBACK AND INVESTMENT RESTRUCTURING • On October 27, 2026, Colony Bank entered into a Purchase and Sales Agreement to sell three retail bank branch properties and concurrently entered into a master lease agreement to lease back the properties in a sale-leaseback transaction • Aggregate gross purchase price for all three properties of approximately $19.9 million and first-year base rent of $1.65 million, with 2% annual escalations • Expected GAAP expense increase of approximately $1.8 million annually, net of current depreciation expense • 15-year triple-net lease with an optional renewal of an additional 15-year term, representing a long-term commitment to those markets • Colony will not close any branches or exit any markets as part of the transaction

18 SALE-LEASEBACK AND INVESTMENT RESTRUCTURING • Expected aggregate pre-tax gain on the transaction of approximately $15 million • The gain generated as part of the sale-leaseback transaction is intended to be offset by realized losses expected from the sale of underperforming available-for-sale (AFS) securities in the investment portfolio • Prioritizing redeployment of proceeds based on liquidity needs for future growth, balance sheet flexibility, and improving interest rate risk • Proposed sale of AFS securities totaling approximately $100 million currently yielding approximately 2.00% • Weighted-average reinvest assumption of 5.5% in a combination of loans and interest-bearing cash, with opportunistic allocations in short-to-medium duration investment securities • Regulatory capital neutral and accretive to Tangible Book Value • Expected to be accretive to recurring earnings, net of increased lease expense

19 EFFICIENCY AND SCALING • Focused on process improvement and ensuring it is easy to do business with Colony Bank • Utilization of Robotic Process Automation ("RPA") and other innovative technology to improve the customer experience • Leveraging AI to streamline workflows, reduce manual processes, and scale operations efficiently • Implementation of cross functional teams to reduce friction and improve the customer experience • Building operational capacity in order to maintain efficiency through organic growth and M&A

20 INNOVATION AND DATA STRATEGY • Investing in Innovation: Participating in fintech funds that connect us with leading technology partners and emerging solutions shaping the future of banking • Expanding Through Fintech Partnerships: Partnering with innovative fintechs to deliver modern products and services that allow us to compete with regional and national banks • Building a Data-Driven Foundation: Implementing a data warehouse to unify information across the organization and deliver smarter, faster decisions • Turning Insights into Growth: Leveraging data and advanced analytics to deepen relationships and drive targeted market disruption campaigns • Enhancing the Customer Experience: Using technology to deliver greater convenience while maintaining the personal touch that defines us

21 COMPLEMENTARY LINES OF BUSINESS 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 (Dollars in thousands) Pre-tax Profit/Loss Pre-tax Profit/Loss Pre-tax Profit/Loss Pre-tax Profit/Loss Pre-tax Profit/Loss Mortgage $ (153) $ 382 $ 222 $ 432 $ (74) SBSL 362 672 95 188 504 Marine/RV Lending 448 538 459 511 281 Merchant Services 99 116 120 134 128 Colony Financial Advisors 80 66 103 469 347 Colony Insurance 94 (31) 104 117 88 TOTAL $ 930 $ 1,743 $ 1,103 $ 1,851 $ 1,274

22 SMALL BUSINESS SPECIALTY LENDING GROUP (Dollars in millions) Production and Sales Volume Loan Portfolio Breakdown - $82.1 million $28.4 $29.1 $13.1 $13.0 $29.9 $18.2 $16.8 $10.4 $5.5 $12.7 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 Production Sales

23 MORTGAGE DIVISION (Dollars in millions) • Stable production and sales volumes relative to changing market rates • Remain focused on secondary market products and gain on sale of mortgage loans • Continue to adjust staffing levels, delivery models and product set to maintain profitability Production and Sales Volume $87.3 $89.5 $88.5 $115.4 $96.5 $65.1 $68.1 $61.4 $67.3 $69.2 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 Production Sales

24 COLONY FINANCIAL ADVISORS (Dollars in millions) • Established and experienced financial advisor team • Attractive opportunities for growth in key markets of Atlanta, Jacksonville, Savannah, and Tallahassee • Focused on attracting and recruiting top financial advisors to support growth and long-term business line performance $206 $462 $555 $637 $654 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 Assets Under Management $4 $219 $104 $37 $20 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 Quarterly Net Flows

25 COLONY INSURANCE • Items and premiums in force remain relatively stable, supported by increased sales despite continued retention pressure, which began to ease in May 2026 • New home and auto policies continue to be added; however, current customer moves have reduced both item count and total premium • Continued investment in internal and external lead generation to support consistent growth • Bank referrals increased 6.8% for the nine months ended September 30, 2026, compared to the same period in 2025, reflecting improved team coordination and a more sales-focused culture 20,596 20,309 20,072 20,072 20,044 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 Items In Force $34.6 $34.4 $34.2 $34.4 $34.4 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 Premiums In Force (Dollars in millions)

26 The current indicated annual rate is $0.48 per share, equating to a yield of 2.4%.(2) SHAREHOLDER FOCUSED DIVIDEND POLICY (1) The Board of Directors declared a dividend to be paid on its common stock on November 25, 2026, to shareholders of record as of the close of business on November 11, 2026. (2) Yield is based on closing stock price on October 26, 2026 of $20.42. $0.1075 $0.1100 $0.1125 $0.1150 $0.1200 2022 2023 2024 2025 2026(1) Quarterly Dividend Payment

27 CAPITAL RATIOS 9.9% 10.8% 9.8% 10.2% 10.6% 13.4% 13.6% 13.4% 13.9% 14.4% 16.0% 16.0% 15.8% 16.2% 16.8% 12.4% 12.7% 12.5% 13.0% 13.5% 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 Tier One Leverage Ratio Tier One Ratio Total Risk-based Capital Ratio Common Equity Tier One Capital Ratio

28 STRENGTH IN OUR LIQUIDITY POSITION Significant liquidity sources (dollars in millions) FRB Reserves $ 98.9 Other Cash and Due from Banks 88.8 Unencumbered Securities 346.8 FHLB Borrowing Capacity 884.0 Fed Fund Lines 133.5 FRB Discount Window 135.8 Total Liquidity Sources $ 1,687.8 Debt Funding* (dollars in millions) *Reported as of last day of each period As of September 30, 2026 $24.2 $24.2 $24.2 $24.2 $24.2 $38.9 $38.9 $38.9 $39.0 $39.0 $185.0 $195.0 $195.0 $170.0 $200.0 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 Trust Preferred Securities Subordinated Debentures FHLB Borrowings

29 ANNUAL NONINTEREST INCOME MIX 35% 30% 31% 34% 30% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2021 2022 2023 2024 2025 Service Charges & Fees Mortgage Loans & Related Fees SBA & Related Fees Insurance Division Merchant Services Wealth Management Interchange Income Other Total Non Int Inc/Total Income

30 QUARTERLY NONINTEREST INCOME MIX 31% 30% 27% 29% 29% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 Service Charges & Fees Mortgage Loans & Related Fees SBA & Related Fees Insurance Division Merchant Services Wealth Management Interchange Income Other Total Non Int Inc/Total Income

31 ANNUAL DEPOSIT MIX AND PRICING 0.19% 0.32% 1.76% 2.42% 2.15% 2021 2022 2023 2024 2025 Noninterest-bearing Interest-bearing Savings/money market Time Cost of interest-bearing deposits

32 QUARTERLY DEPOSIT MIX AND PRICING 2.14% 2.07% 2.05% 2.08% 2.12% 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 Noninterest-bearing Interest-bearing Savings/money market Time Cost of interest-bearing deposits

33 DEPOSIT BALANCE DATA • Commercial/business is 15.6% of accounts and represents 43.0% of total deposits balance • Consumer is 84.4% of accounts and represents 57.0% of total deposits balance As of September 30, 2026 (excludes brokered and reciprocal deposits) (Dollars in thousands) $13.2 $14.6 $14.3 $13.2 $13.1 $21.3 $22.9 $21.9 $21.5 $20.9 $38.4 $39.9 $41.7 $42.0 $43.6 $53.4 $55.8 $56.4 $59.2 $61.1 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 AVERAGE DEPOSIT BALANCE PER ACCOUNT Noninterest-bearing Interest-bearing Savings/money market Time

34 DIVERSITY OF BUSINESS DEPOSIT BASE As determined by customer provided NAICS Codes As of September 30, 2026

35 LOAN PORTFOLIO BREAKDOWN As of September 30, 2026 $2,477.1 million $2,061.7 million

36 LOAN PORTFOLIO 5.89% 5.84% 5.88% 5.93% 6.04% 15.16% 14.39% 13.48% 13.08% 12.74% 9.84% 8.54% 8.67% 8.53% 8.99% 10.89% 11.09% 11.42% 11.50% 11.52% 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 Loan Yields by Department/Product Bank-Internally Originated Third Party Originators-Upstart SBSL-7a SBSL-Express/Flash/Lightning $(250,000) $- $250,000 $500,000 $750,000 $1,000,000 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 Net Credit Losses by Department/Product Bank-Internally Originated Third Party Originators-Upstart SBSL-7a SBSL-Express/Flash/Lightning

37 CREDIT MIGRATION $- $5,000,000 $10,000,000 $15,000,000 $20,000,000 $25,000,000 $30,000,000 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 Classified Loans Newly Identified Loans Resolutions/Payoffs/Upgrades $- $10,000,000 $20,000,000 $30,000,000 $40,000,000 $50,000,000 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 Criticized Loans Newly Identified Loans Resolutions/Payoffs/Upgrades

38 LOAN PORTFOLIO (Dollars in millions) Commercial Real Estate Production 7.83% 7.33% 7.11% 7.14% 7.26% 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 Loan Portfolio Composition Organic Purchased Loans Weighted average rate on new & renewed loans $38.1 $34.7 $43.0 $59.4 $44.4 $34.8 $14.1 $20.6 $12.2 $10.6 $24.0 $18.9 $2.9 $11.7 $11.3 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 Permanent NOO CRE Commercial, Construction and Development Residential Construction $6.6 $14.7 $18.1 $16.0 $10.9 $31.5 $20.0 $24.9 $43.4 $33.5 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 Residential Construction Loan Originations by Quarter Consumer Commercial

39 COMMERCIAL REAL ESTATE BY TYPE Type Outstanding Balance Average Deal Size Retail $ 157,650 $ 1,159 Multifamily 120,444 1,324 Office 122,458 935 Industrial & Warehouse 69,368 1,176 Hotel/Motel 123,408 3,010 Convenience Store 9,891 989 Daycare 23,911 1,258 Civic/Event Center 27,374 2,281 Mini-warehouse 60,226 1,771 Government Guaranteed:SBSL 9,095 1,299 Specialty and Other 32,160 784 (Dollars in thousands) As of September 30, 2026

40 REPRICING SCHEDULE Quarterly Fiscal Year 2028 & (Dollars in millions) 4Q 2026 1Q 2027 2Q 2027 3Q 2027 2026 2027 Beyond Loan Maturity & Repricing Schedule: Fixed Rate Loans $ 49 $ 24 $ 52 $ 87 $ 49 $ 223 $ 1,141 Weighted Average Rate 6.20% 5.75% 5.12% 4.77% 6.20% 5.21% 5.92 % Adjustable & Variable Rate Loans $ 737 $ 25 $ 12 $ 22 $ 737 $ 67 $ 274 Weighted Average Rate 7.28% 6.27% 6.62% 6.92% 7.28% 6.49% 6.17 % Securities Principal Cash Flow and Rolloff Yield: Investments $ 8 $ 8 $ 24 $ 20 $ 8 $ 76 $ 619 Weighted Average Rate 2.66% 2.85% 1.71% 1.81% 2.66% 1.77% 2.46%

41 INVESTMENT SECURITIES As of: Average Life Effective Duration Book Yield 09/30/2025 6.00 4.60 2.32% 12/31/2025 5.60 4.30 2.52% 03/31/2026 5.90 4.40 2.53% 06/30/2026 5.60 4.30 2.50% 09/30/2026 6.10 4.50 2.72% Other Portfolio Metrics Pre-tax Unrealized Losses on Securities (in millions) Current base case assumptions and modeling suggest principal and interest cash flow from the investment portfolio estimated to be between $13 million and $29 million per quarter for the next four quarters 0% 25% 50% 75% 100% 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 AFS/HTM Available for Sale Held to Maturity $31.5 $29.5 $29.9 $29.7 $39.0 $35.6 $32.4 $33.9 $34.2 $48.9 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 AFS HTM

42 INVESTMENT CONSIDERATIONS • Premier Southeast community bank located in growing markets • Core deposit funded with minimal reliance on wholesale funding • Diversified sources of revenue • Improving earnings outlook as new business lines and markets mature • Upside potential to tangible book value as unrealized losses recover • Deep leadership bench with a proven track record • Focused on scalability and efficiency • Investing in technology and leveraging data for revenue growth • Positioned to be the acquirer of choice in the Southeast

RECONCILIATION OF NON-GAAP MEASURES

RECONCILIATION OF NON-GAAP MEASURES

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